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                                                                   Exhibit 10.33

                                      RIDER

                             BUSINESS LOAN AGREEMENT

         The within document shall serve as a Rider to the Business Loan Agreement between Commerce Bank/Shore, N.A. (hereinafter referred to as "Lender") and Tellium, Inc. (hereinafter referred to as "Borrower" or "Grantor"), dated June 1, 2000 and the Rider to the Business Loan Agreement, dated July 30, 2001 (hereinafter collectively referred to as "Loan Documents"). To the extent any inconsistencies exist between the loan documents and the within Rider, the terms of the within Rider shall govern.

          Principal Amount: $10,000,000.00 Initial Interest Rate 3.45%

1. PROMISE TO PAY. Borrower promises to pay to Lender in lawful money of the United States of America, the principal amount of Ten Million Dollars ($10,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Prior to closing, Borrower also promises to pay all applicable fees and expenses, including, but not limited to, the $50,000.00 fee referenced in the Lender's Transaction Overview Sheet, dated July 23, 2002.

2. PAYMENT OBLIGATIONS. Borrower will pay this loan in full on or before June 30, 2003. The annual interest rate for this loan is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown in the Loan documents, or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

         Interest alone shall be payable monthly during the Loan term at the rate set forth herein (and in the accompanying Rider to Promissory
         Note) on the first day of each month, commencing July 1, 2002, and from and after the first disbursement of the Loan, until June 30, 2003, (hereinafter referred to as the "Maturity Date").

         The entire Loan amount shall be paid by Borrower, to Lender, in full on or before June 30, 2003.

         3. AFFIRMATIVE COVENANTS. In addition to the covenants memorialized in the Loan Documents, the Borrower covenants and agrees with Lender that while the within Agreement is in effect, the Borrower will:

                  Submit, each year, annual fiscal year-end audits, prepared by an independent CPA -- and the said audits shall be prepared for

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         Borrower and any and all companies/institutions in which Borrower has a full or partial ownership interest.

4. INCORPORATION BY REFERENCE. The Loan documents are incorporated herein at length. Additionally, the Lender's Transaction Overview Sheet, dated July 23, 2002 is incorporated herein as well.

5. BORROWER'S REPRESENTATIONS. Borrower repeats and reiterates each of the Borrower's representations and warranties expressed in the loan documents and furthermore covenants that the representations contained in the loan documents are still true as of the date of the signing of the within Rider.

6. BORROWER'S REPRESENTATIONS. All of the terms and conditions of the loan documents (unless expressly modified herein) shall remain in full force and effect.

PRIOR TO SIGNING THIS DOCUMENT, BORROWER HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS RIDER TO THE BUSINESS LOAN AGREEMENT, BORROWER AGREES TO THE TERMS OF THE RIDER TO THE BUSINESS LOAN AGREEMENT, AND ACKNOWLEDGES RECEPT OF AN EXECUTED COPY OF THE SAME. BORROWER ALSO ACKNOWLEDGES REVIEWING THE CONTENTS OF THIS AGREEMENT WITH AN ATTORNEY OF ITS OWN CHOICE.

ATTEST

                                           Tellium, Inc., Borrower

By:   /s/ Michael J. Losch                 By:   /s/ William J. Proetta
   ------------------------------------       ----------------------------------
      Michael J. Losch, Secretary               William J. Proetta, President

Date:    July 31, 2002                     Date:    July 31, 2002
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